FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2005 (December 16, 2005)

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

600 Grant Street, Suite 900, Denver, Colorado, 80203

(Address of Principal Executive Offices)          (Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 16, 2005 Affordable Residential Communities Inc. (the “Company”) issued a press release announcing that on December 15, 2005 the Company had  completed its previously announced auction in which it offered 71 communities for sale. Of the 71 communities offered at the auction, the Company entered into contracts to sell 15 communities and received offers on an additional 44 communities for which the Company has five business days to make a decision to accept or reject the offer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference and all references and descriptions to the press release are qualified in their entirety by the terms of that release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
Exhibit 99.1	Press release issued by the Company on December 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2005

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

		By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President, General Counsel